Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-41075.


                                                             ARTHUR ANDERSEN LLP


Hartford, Connecticut
March 29, 2000